AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 17, 2022, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2022; and the

Summary Prospectus dated February 4, 2022.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

Based on the recommendation of AXS Investments LLC (the “Advisor”), the Funds’ advisor, the Board of Trustees of the Trust (the “Board”) has approved the proposed reorganization (the “Reorganization”) of the AXS Managed Futures Strategy Fund (the “Target Fund”) into the AXS Chesapeake Strategy Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”).

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for an exchange of shares of each class of the Target Fund for shares of the same class of the Acquiring Fund, which would be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. Shareholders of each class of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that the Target Fund’s shareholders will become shareholders of the Acquiring Fund. Target Fund shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

The Funds’ Advisor will continue to serve as investment advisor to the Acquiring Fund following the Reorganization. The Target Fund and Acquiring Fund have similar investment objectives, investment strategies, investment restrictions and investment risks. The primary difference is that the Funds are managed by different sub-advisors, each of which uses its own proprietary investment program to invest its Fund’s assets. The Acquiring Fund utilizes trend following strategies, which generally seek to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. The Acquiring Fund invests directly or indirectly through its wholly-owned and controlled subsidiary in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps. The Target Fund invests directly or indirectly through its wholly-owned and controlled subsidiary in trading companies that employ managed futures programs, with the aim of providing exposure to a portfolio of complementary managed futures programs that is consistent with the Target Fund’s investment objective. The Target Fund utilizes total return swaps based on a customized index to gain exposure to managed futures programs.

No vote of the shareholders of the Target Fund is required to approve the Reorganization. A prospectus/information statement that contains important information about the Reorganization, including information about investment strategies, risks, fees and expenses, will be mailed before the consummation of the Reorganization to holders of the Target Fund’s shares as of the record date. The Reorganization is expected to take effect in the third quarter of 2022.

Please file this Supplement with your records.